SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ___________

                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        MILLENNIUM BANKSHARES CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                Virginia                                  54-1920520
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

         1601 Washington Plaza
            Reston, Virginia                                20190
(Address of Principal Executive Offices)                 (Zip Code)

If this form relates to the If this form relates to the registration of a class of securities registration of a class of securities pursuant to Section 12(b) of the pursuant to Section 12(g) of the
Exchange   Act   and   is   effective      Exchange   Act   and   is   effective
pursuant   to   General   Instruction      pursuant   to   General   Instruction
A.(c),  please  check  the  following      A.(d),  please  check  the  following
box. [ ]                                   box. [X]


Securities Act registration statement file number to which this form relates:

                                                     333-72500   (If applicable)
                                                   -------------

Securities to be registered pursuant to Section 12(b) of the Act:

       Title of Each Class                    Name of Each Exchange on Which
       to be so Registered                    Each Class is to be Registered
       -------------------                    ------------------------------

               none                                        none


Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, par value $5.00 per share
                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.      Description of Registrant's Securities to be Registered.

         This registration statement on Form 8-A relates to the registration under Section 12(g) of the Securities Exchange Act of 1934, as amended, of shares of the common stock, par value $5.00 per share (the "Common Stock"), of Millennium Bankshares Corporation, a Virginia corporation (the "Registrant"). The description of the Common Stock to be registered hereunder is set forth under the caption "Description of Capital Stock" in the Prospectus that is a part of Amendment No. 4 to the Registration Statement on Form SB-2, Registration No. 333-72500 (the "Registration Statement"), filed by the Registrant with the Commission on January 31, 2002, under the Securities Act of 1933, as amended, and is hereby incorporated by reference. The Registration Statement was declared effective by the Commission on January 31, 2002.


Item 2.      Exhibits

       4.1   Articles of  Incorporation  of the Registrant,  included as Exhibit
             3.1 to the Registration Statement and incorporated herein by reference.

       4.2   Bylaws  of  the   Registrant,   included  as  Exhibit  3.2  to  the
             Registration Statement and incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      MILLENNIUM BANKSHARES CORPORATION



Dated: January 31, 2002               By: /s/ Carroll C. Markley
                                          --------------------------------------
                                          Carroll C. Markley
                                          President and Chief Executive Officer

                                INDEX TO EXHIBITS

Exhibit No.              Description
-----------              -----------

    4.1          Articles  of  Incorporation  of  the  Registrant,  included  as
                 Exhibit 3.1 to the Registrant's Registration Statement on Form SB-2, Registration No. 333-72500 and incorporated herein by reference.

    4.2 Bylaws of the Registrant, included as Exhibit 3.2 to the Registrant's Registration Statement on Form SB-2, Registration No. 333-72500, and incorporated herein by reference.